UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2024

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BBGI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Exchange Notes Indenture

On October 8, 2024, Beasley Mezzanine Holdings, LLC (the “Issuer”), a direct, wholly owned subsidiary of Beasley Broadcast Group, Inc. (the “Company”), issued $184,922,000 in aggregate principal amount of 9.200% Senior Secured Second Lien Notes due 2028 (the “Exchange Notes”). The Exchange Notes were issued in connection with the previously announced exchange offer (the “Exchange Offer”) of the Issuer’s existing 8.625% Senior Secured Notes due 2026 (the “Existing Notes”) for (i) the Exchange Notes, (ii) a pro rata share of 179,384 shares of Class A Common Stock of the Company (the “Exchange Shares”), (iii) a consent fee of $5.00 per $1,000 principal amount of Existing Notes tendered and (iv) a pro rata share of $700,000.

The Exchange Notes were issued pursuant to an indenture, dated October 8, 2024 (the “Exchange Notes Indenture”), among the Issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent. The Exchange Notes pay interest semi-annually in arrears. The Exchange Notes were offered in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

Springing Maturity

Pursuant to the Exchange Notes Indenture, the Exchange Notes will mature on August 1, 2028. To the extent that any of the Existing Notes remain outstanding on November 3, 2025, the Exchange Notes will mature on November 3, 2025, and the outstanding principal amount of, and all accrued and unpaid interest with respect to, all Exchange Notes will become payable on such date (the “Exchange Notes Springing Maturity Condition”). The Exchange Notes Springing Maturity Condition may be waived, amended or deleted by holders of a majority of the Exchange Notes.

Optional Redemption Provisions and Change of Control Repurchase Right

At any time, the Issuer may redeem all or a part of the Exchange Notes at a redemption price equal to 100.0% of the principal amount of the Exchange Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

In connection with any tender offer or other offer to purchase Exchange Notes, including pursuant to a Change of Control or Asset Sale Offer, each as defined in the Exchange Notes Indenture, if not less than 90.0% of the Exchange Notes outstanding are purchased by the Issuer or a third party, the Issuer or such third party will have the right to redeem or purchase, as applicable, all Exchange Notes that remain outstanding following such purchase at a price equal to the price paid to holders of the Exchange Notes in such purchase. The holders of the Exchange Notes will also have the right to require the Issuer to repurchase their Exchange Notes upon the occurrence of a change in control, at an offer price equal to 101.0% of the principal amount of the Exchange Notes plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Ranking and Security

The Exchange Notes and related guarantees are the Issuer’s and the guarantors’ senior secured obligations and are secured on a second-lien priority basis by the Collateral, as defined in the Exchange Notes Indenture, owned by the Issuer and each guarantor, subject to certain exceptions, limitations, permitted liens and the Intercreditor and Subordination Agreement (the “Intercreditor Agreement”) providing for the relative priorities of their respective security interests in the assets securing the Exchange Notes, the New Notes (as defined below) and any future junior lien debt of the Issuer, and certain other matters relating to the administration of security interests. The Exchange Notes are guaranteed by the Company and each of the Issuer’s existing domestic majority owned subsidiaries and will be guaranteed by certain future material domestic majority owned subsidiaries. Under the terms of the Exchange Notes Indenture and the Intercreditor Agreement, the Exchange Notes and related guarantees rank junior in right of payment to the New Notes (as defined below) and rank senior in right of payment to any future indebtedness of the Issuer and each guarantor that is subordinated in right of payment to the Exchange Notes and the guarantees, if any. The Exchange Notes and the guarantees are effectively senior in right of payment to any unsecured indebtedness of the Issuer and each guarantor and indebtedness of the Issuer and each guarantor secured by liens junior to the liens securing the Exchange Notes.

Restrictive Covenants

The Exchange Notes Indenture contains covenants that limit the Issuer’s (and its restricted subsidiaries’) ability to, among other things: incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock; pay dividends on, repurchase or make distributions in respect of capital stock or make other restricted payments; make certain investments or acquisitions; sell, transfer or otherwise convey certain assets; create liens; enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers; consolidate, merge, sell or otherwise dispose of all or substantially all of the Issuer’s or its subsidiaries’ assets; enter into transactions with affiliates; prepay certain kinds of indebtedness; and issue or sell stock of such subsidiaries. Many of the covenants contained in the Exchange Notes Indenture will not be applicable, and the subsidiary guarantees of the Exchange Notes will be released, during any period when the Exchange Notes have an investment grade rating from two of S&P, Moody’s and Fitch.

The foregoing description of the Exchange Notes and the Exchange Notes Indenture is not complete and is qualified in its entirety by reference to the full text of the Exchange Notes Indenture, including the form of Exchange Notes contained therein, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

New Notes Indenture

On October 8, 2024, the Issuer issued $30,899,000 in aggregate principal amount of 11.000% Senior Secured First Lien Notes due 2028 (the “New Notes”). The New Notes were issued pursuant to an indenture, dated October 8, 2024 (the “New Notes Indenture”), among the Issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent. The New Notes pay interest semi-annually in arrears. The New Notes were offered in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

Springing Maturity

Pursuant to the New Notes Indenture, the New Notes will mature on August 1, 2028. To the extent that any of the Existing Notes remain outstanding on November 3, 2025, the New Notes will mature on November 3, 2025, and the outstanding principal amount of, and all accrued and unpaid interest with respect to, all New Notes will become payable on such date (the “New Notes Springing Maturity Condition”). The New Notes Springing Maturity Condition may be waived, amended or deleted by holders of a majority of the New Notes.

Optional Redemption Provisions and Change of Control Repurchase Right

At any time, the Issuer may redeem all or a part of the New Notes at a redemption price equal to 100.0% of the principal amount of the New Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

In connection with any tender offer or other offer to purchase New Notes, including pursuant to a Change of Control or Asset Sale Offer, each as defined in the New Notes Indenture, if not less than 90.0% of the New Notes outstanding are purchased by the Issuer or a third party, the Issuer or such third party will have the right to redeem or purchase, as applicable, all New Notes that remain outstanding following such purchase at a price equal to the price paid to holders of the New Notes in such purchase. The holders of the New Notes will also have the right to require the Issuer to repurchase their New Notes upon the occurrence of a change in control, at an offer price equal to 101.0% of the principal amount of the New Notes plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Ranking and Security

The New Notes and related guarantees are the Issuer’s and the guarantors’ senior secured obligations and are secured on a first-lien priority basis by the Collateral, as defined in the New Notes Indenture, owned by the Issuer and each guarantor, subject to certain exceptions, limitations and permitted liens. The New Notes are guaranteed by the Company and each of the Issuer’s existing domestic majority owned subsidiaries and will be guaranteed by certain future material domestic majority owned subsidiaries. Under the terms of the New Notes Indenture and the Intercreditor Agreement, the New Notes and related guarantees rank senior in right of payment of all indebtedness (including the Exchange Notes) of the Issuer and each guarantor and contractually senior in right of payment to the Exchange Notes and any future indebtedness of the Issuer and each guarantor that is subordinated in right of payment to the New Notes and the guarantees, if any. The New Notes and the guarantees are effectively senior in right of payment to any unsecured indebtedness of the Issuer and each guarantor and indebtedness of the Issuer and each guarantor secured by liens junior to the liens securing the New Notes.

Restrictive Covenants

The New Notes Indenture contains covenants that limit the Issuer’s (and its restricted subsidiaries’) ability to, among other things: incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock; pay dividends on, repurchase or make distributions in respect of capital stock or make other restricted payments; make certain investments or acquisitions; sell, transfer or otherwise convey certain assets; create liens; enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers; consolidate, merge, sell or otherwise dispose of all or substantially all of the Issuer’s or its subsidiaries’ assets; enter into transactions with affiliates; prepay certain kinds of indebtedness; and issue or sell stock of such subsidiaries. Many of the covenants contained in the New Notes Indenture will not be applicable, and the subsidiary guarantees of the New Notes will be released, during any period when the New Notes have an investment grade rating from two of S&P, Moody’s and Fitch.

Use of Proceeds

The net proceeds from the offering of New Notes, along with cash on hand, were used to purchase the Existing Notes tendered in the offer to purchase up to $68.0 million of Existing Notes at a purchase price of 62.5%.

The foregoing description of the New Notes and the New Notes Indenture is not complete and is qualified in its entirety by reference to the full text of the New Notes Indenture, including the form of New Notes contained therein, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indenture for Existing Notes

On October 8, 2024, the supplemental indenture (the “Supplemental Indenture”), by and between the Issuer and Wilmington Trust, National Association, the trustee and collateral agent for the Existing Notes, became effective, amending the provisions of the indenture, dated February 2, 2021, by and among the Issuer, the guarantors thereto and Wilmington Trust, National Association, as the trustee and the collateral agent governing the Existing Notes.

The foregoing description is qualified by the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Common Stock Purchase Agreement

On October 8, 2024, the Company entered into a common stock purchase agreement (the “Purchase Agreement”) for the issuance and sale of 56,864 shares of Class A Common Stock of the Company (the “Purchased Shares”) to Beasley Family Towers, LLC at an offering price of approximately $12.31 per share, for gross proceeds of $700,000.

The Purchase Agreement contains customary representations and warranties, and the closing of the sale of the Purchased Shares pursuant to the Purchase Agreement occurred on October 8, 2024.

The Company expects to use the net proceeds from the Purchased Shares to fund the $700,000 cash payment made to the exchanging holders of Existing Notes in the Exchange Offer.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 8, 2024, the Company received a notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Staff has determined that for 10 consecutive business days, from September 24, 2024 through October 7, 2024, the closing bid price of the Company’s Class A Common Stock has been at $1.00 per share or greater. Accordingly, the Staff has determined that the Company has regained compliance with Listing Rule 5550(a)(2) and has indicated that the matter is now closed.

The Company was previously notified by Nasdaq on October 13, 2023 that its Class A Common Stock failed to maintain a minimum closing bid price of $1.00 or more over the previous 30 consecutive business days. In order to regain compliance with the minimum bid price requirement, the Company was required to maintain a minimum closing bid price of $1.00 or more for at least 10 consecutive trading days. This requirement was met on October 7, 2024.

Item 3.02.	Unregistered Sales of Equity Securities.

The information regarding the issuance of the Exchange Shares in connection with the Exchange Offer and the Purchased Shares in connection with the Purchase Agreement, as set forth in Item 1.01 of this Current Report, is incorporated herein by reference. The Exchange Shares were, and the Purchased Shares will be, issued in reliance upon the exemption from the registration requirements of the Securities Act, set forth under Section 4(a)(2) of the Securities Act.

Item 8.01.	Other Events.

On October 8, 2024, the Company issued a press release announcing the settlement of the Exchange Offer and the issuance of the New Notes as described in this report.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture for the Exchange Notes, dated as of October 8, 2024, by and among the Issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (including the form of Note).

4.2	Indenture for the New Notes, dated as of October 8, 2024, by and among the Issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (including the form of Note).

4.3	Supplemental Indenture, dated as of October 8, 2024, by and between the Issuer and Wilmington Trust, National Association, as trustee and collateral agent, relating to the 8.625% Senior Notes due 2026.

10.1	Beasley Broadcast Group, Inc. Common Stock Purchase Agreement, dated October 8, 2024.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: October 15, 2024	By:	/s/ Marie Tedesco
Marie Tedesco
Chief Financial Officer